                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934






      Date of Report (Date of earliest event reported):  April 15, 1997


                         COCA-COLA ENTERPRISES INC.
            (Exact name of registrant as specified in its charter)





     Delaware                     01-09300                    58-0503352
    (State of               (Commission File No.)           (IRS Employer
  Incorporation)                                         Identification No.)




                2500 Windy Ridge Parkway, Atlanta, Georgia 30339
         (Address of principal executive offices, including zip code)

                               (770) 989-3000
              (Registrant's telephone number, including area code)














                                                           Page 1 of 7 pages
                                                           Exhibit Index page 4
PAGE

Item 5.   Other Events
------    ------------
          Coca-Cola Enterprises Inc. (the "Company") files herewith its unaudited Consolidated Statement of Operations and Balance Sheet, reporting the Company's results of operations and financial position as of and for the first quarter ended March 28, 1997, including a summary of key operating information.

Item 7.   Financial Statements and Exhibits
------    ---------------------------------
          (c) Exhibits.

           99 Consolidated Statements of Operations and Balance Sheets (unaudited) of the Company, reporting results of operations for the first quarters ended March 28, 1997 and March 29, 1996 and financial position as of March 28, 1997 and December 31, 1996, including a summary of key operating information.







































PAGE

            ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~
                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                          COCA-COLA ENTERPRISES INC.
                                          (Registrant)


                                              S/LOWRY F. KLINE
Date:  April 29, 1997                     By:-----------------------------
                                          Lowry F. Kline
                                          Senior Vice President
                                          and General Counsel


































PAGE

                         COCA-COLA ENTERPRISES INC.
                               EXHIBIT INDEX

Exhibit No.                                                        Page
-----------                                                        ----

    99       Consolidated Statements of Operations and Balance       5
             Sheets (unaudited) of the Company, reporting results of operations for the first quarters ended March 28, 1997 and March 29, 1996 and financial position as of March 28, 1997 and December 31, 1996, including a summary of key operating information.












































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